UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): October 23, 2018

Central Index Key Number of the issuing entity: 0001751743

Morgan Stanley Capital I Trust 2018-L1

(Exact name of issuing entity)

Central Index Key Number of the depositor: 0001547361

Morgan Stanley Capital I Inc.

(Exact name of registrant as specified in its charter)

Central Index Key Number of the sponsor: 0001541557

Morgan Stanley Mortgage Capital Holdings LLC

Central Index Key Number of the sponsor: 0001089877

KeyBank National Association

Central Index Key Number of the sponsor: 0001548405

Starwood Mortgage Capital LLC

Central Index Key Number of the sponsor: 0001558761

Cantor Commercial Real Estate Lending, L.P.

(Exact names of sponsors as specified in their respective charters)

Delaware	333-206582-17	13-3291626
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1585 Broadway	New York, New York	10036
(Address of Principal Executive Offices)		(Zip Code)

 Registrant’s telephone number, including area code: (212) 761-4000

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

This Form 8-K/A amends the Current Report on Form 8-K (the “Form 8-K”), dated and filed as of October 23, 2018, with respect to Morgan Stanley Capital I Trust 2018-L1. The purpose of this amendment is to make clerical and other minor revisions to the agreement filed as Exhibit 4.1 to the Form 8-K as well as to file an executed version of such agreement. No other changes have been made to the Form 8-K other than the change described above.

Item 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits:

1.1	Underwriting Agreement, dated as of October 12, 2018, between Morgan Stanley Capital I Inc., Morgan Stanley Mortgage Capital Holdings LLC, Morgan Stanley & Co. LLC, Cantor Fitzgerald & Co., KeyBanc Capital Markets Inc., The Williams Capital Group, L.P. and Mischler Financial Group, Inc. (Filed as Exhibit 1.1 to the Form 8-K and incorporated by reference herein.)

4.1	Pooling and Servicing Agreement, dated as of October 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer.

4.2	Trust and Servicing Agreement, dated as of June 29, 2018, between J.P. Morgan Chase Commercial Mortgage Securities Corp., as depositor, Wells Fargo Bank, National Association, as servicer, CWCapital Asset Management LLC, as special servicer, Park Bridge Lender Services LLC, as operating advisor, Wells Fargo Bank, National Association, as certificate administrator, and Wilmington Trust, National Association, as trustee. (Filed as Exhibit 4.2 to the Form 8-K and incorporated by reference herein.)

4.3	Pooling and Servicing Agreement, dated as of August 1, 2018, between Wells Fargo Commercial Mortgage Securities, Inc., as depositor, Wells Fargo Bank, National Association, as general master servicer, Torchlight Loan Services, LLC, as general special servicer, National Cooperative Bank, N.A., as NCB master servicer and as NCB special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.3 to the Form 8-K and incorporated by reference herein.)

4.4	Trust and Servicing Agreement, dated as of August 7, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as servicer and as special servicer, Wilmington Trust, National Association, as trustee and Wells Fargo Bank, National Association, as certificate administrator and custodian. (Filed as Exhibit 4.4 to the Form 8-K and incorporated by reference herein.)

4.5	Pooling and Servicing Agreement, dated as of June 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, Wells Fargo Bank, National Association, as master servicer, AEGON USA Realty Advisors, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor. (Filed as Exhibit 4.5 to the Form 8-K and incorporated by reference herein.)

4.6	Pooling and Servicing Agreement, dated as of August 1, 2018, between Deutsche Mortgage & Asset Receiving Corporation, as depositor, KeyBank National Association, as master servicer and Westside NYC Multifamily Portfolio special servicer, Rialto Capital Advisors, LLC, as general special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Park Bridge Lender Services LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.6 to the Form 8-K and incorporated by reference herein.)

4.7	Pooling and Servicing Agreement, dated as of July 1, 2018, between Morgan Stanley Capital I Inc., as depositor, Wells Fargo Bank, National Association, as master servicer, LNR Partners, LLC, as special servicer, Wells Fargo Bank, National Association, as certificate administrator, Wilmington Trust, National Association, as trustee, and Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer. (Filed as Exhibit 4.7 to the Form 8-K and incorporated by reference herein.)

4.8	Pooling and Servicing Agreement, dated as of October 1, 2018, between UBS Commercial Mortgage Securitization Corp., as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer and special servicer, Wells Fargo Bank, National Association, as certificate administrator and as trustee, and Pentalpha Surveillance LLC, as operating advisor and as asset representations reviewer. (Filed as Exhibit 4.8 to the Form 8-K and incorporated by reference herein.)

5.1	Legality Opinion of Sidley Austin LLP, dated October 23, 2018. (Filed as Exhibit 5.1 to the Form 8-K and incorporated by reference herein.)

8.1	Tax and Validity Opinion of Sidley Austin LLP, dated October 23, 2018 (included as part of Exhibit 5.1). (Filed as Exhibit 8.1 to the Form 8-K and incorporated by reference herein.)

23.1	Consent of Sidley Austin LLP (included as part of Exhibit 5.1). (Filed as Exhibit 23.1 to the Form 8-K and incorporated by reference herein.)

36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated October 16, 2018. (Filed as Exhibit 36.1 to the Form 8-K and incorporated by reference herein.)

99.1	Mortgage Loan Purchase Agreement, dated October 12, 2018, between Morgan Stanley Capital I Inc. and Morgan Stanley Mortgage Capital Holdings LLC. (Filed as Exhibit 99.1 to the Form 8-K and incorporated by reference herein.)

99.2	Mortgage Loan Purchase Agreement, dated October 12, 2018, between Morgan Stanley Capital I Inc. and KeyBank National Association. (Filed as Exhibit 99.2 to the Form 8-K and incorporated by reference herein.)

99.3	Mortgage Loan Purchase Agreement, dated October 12, 2018, between Morgan Stanley Capital I Inc. and Starwood Mortgage Capital LLC. (Filed as Exhibit 99.3 to the Form 8-K and incorporated by reference herein.)

99.4	Mortgage Loan Purchase Agreement, dated October 12, 2018, between Morgan Stanley Capital I Inc. and Cantor Commercial Real Estate Lending, L.P. (Filed as Exhibit 99.4 to the Form 8-K and incorporated by reference herein.)

99.5	Co-lender Agreement, dated as of June 7, 2018, by and among JPMorgan Chase Bank, National Association, as initial note A-1-A holder, initial note A-2-A-1 holder, initial note A-2-A-2 holder, initial note A-2-A-3 holder, initial note A-2-A-4 holder, initial note A-2-A-5 holder and initial note B-1 holder, Deutsche Bank, AG, New York Branch, as initial note A-1-B holder, initial note A-2-B-1 holder, initial note A-2-B-2 holder, initial note A-2-B-3 holder, initial note A-2-B-4 holder, initial note A-2-B-5 holder and initial note B-2 holder, Wells Fargo Bank, National Association, as initial note A-1-D holder, initial note A-2-D-1 holder, initial note A-2-D-2 holder, initial note A-2-D-3 holder, initial note A-2-D-4 holder, initial note A-2-D-5 holder and initial note B-4 holder, and Morgan Stanley Bank, N.A., as initial note A-1-C holder, initial note A-2-

C-1 holder, initial note A-2-C-2 holder, initial note A-2-C-3 holder, initial note A-2-C-4 holder, initial note A-2-C-5 holder and initial note B-3 holder, relating to the Aventura Mall Whole Loan. (Filed as Exhibit 99.5 to the Form 8-K and incorporated by reference herein.)

99.6	Agreement Between Note Holders, dated as of April 27, 2018, by and between Bank of America, N.A. and KeyBank National Association, relating to the Griffin Portfolio II Whole Loan. (Filed as Exhibit 99.6 to the Form 8-K and incorporated by reference herein.)

99.7	Agreement Between Note Holders, dated as of August 9, 2018, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, initial note A-2 holder, initial note A-3 holder, initial note A-4 holder, initial note A-5 holder and initial note A-6 holder, Morgan Stanley Bank, N.A., as initial note B-1 holder, initial note B-2 holder, initial note B-3 holder, initial note B-4 holder, initial note B-5 holder and initial note B-6 holder, and Morgan Stanley Bank, N.A., as initial note C holder, relating to the Millennium Partners Portfolio Whole Loan. (Filed as Exhibit 99.7 to the Form 8-K and incorporated by reference herein.)

99.8	Agreement Between Note Holders, dated as of September 27, 2018, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the Navika Six Portfolio Whole Loan. (Filed as Exhibit 99.8 to the Form 8-K and incorporated by reference herein.)

99.9	Agreement Between Noteholders, dated as of March 23, 2018, by and between Deutsche Bank AG, New York Branch, as initial note A-1-A holder and initial note A-1-B holder, Bank of America, N.A., as initial note A-2-A holder and initial note A-2-B holder, Deutsche Bank AG, New York Branch, as initial note B-1-A holder and initial note B-1-B holder, Bank of America, N.A., as initial note B-2-A holder and initial note B-2-B holder, Deutsche Bank AG, New York Branch, as initial note C-1 holder, and Bank of America, N.A., as initial note C-2 holder, relating to The Gateway Whole Loan. (Filed as Exhibit 99.9 to the Form 8-K and incorporated by reference herein.)

99.10	Agreement Between Note Holders, dated as of July 27, 2018, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the Plaza Frontenac Whole Loan. (Filed as Exhibit 99.10 to the Form 8-K and incorporated by reference herein.)

99.11	Agreement Between Note Holders, dated as of October 23, 2018, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, and Morgan Stanley Bank, N.A., as initial note A-2 holder, relating to the Regions Tower Whole Loan. (Filed as Exhibit 99.11 to the Form 8-K and incorporated by reference herein.)

99.12	Co-Lender Agreement, dated as of August 24, 2018, by and among Starwood Mortgage Capital LLC, as initial note A-1 holder, Starwood Mortgage Capital LLC, as initial note A-2 holder, Starwood Mortgage Capital LLC, as initial note A-3 holder, Starwood Mortgage Capital LLC, as initial note A-4 holder, and Starwood Mortgage Capital LLC, as initial note A-5 holder, relating to the Zenith Ridge Whole Loan. (Filed as Exhibit 99.12 to the Form 8-K and incorporated by reference herein.)

99.13	Agreement Between Noteholders, dated as of September 24, 2018, by and among KeyBank National Association, as initial note A-1 holder, and KeyBank National Association, initial note A-2 holder, relating to the

Alex Park South Whole Loan. (Filed as Exhibit 99.13 to the Form 8-K and incorporated by reference herein.)

99.14	Co-Lender Agreement, dated as of May 17, 2018, by and among Starwood Mortgage Capital LLC, as initial note A-1 holder, Starwood Mortgage Capital LLC, as initial note A-2 holder, Starwood Mortgage Capital LLC, as initial note A-3 holder, Starwood Mortgage Capital LLC, as initial note A-4 holder, Starwood Mortgage Capital LLC, as initial note A-5 holder, and Starwood Mortgage Capital LLC, as initial note A-6 holder, relating to the Playa Largo Whole Loan. (Filed as Exhibit 99.14 to the Form 8-K and incorporated by reference herein.)

99.15	Co-Lender Agreement, dated as of October 11, 2018, between Cantor Commercial Real Estate Lending, L.P., as note A-1 holder, Cantor Commercial Real Estate Lending, L.P., as note A-2 holder, Cantor Commercial Real Estate Lending, L.P., as note A-3 holder, Cantor Commercial Real Estate Lending, L.P., as note A-4 holder, Cantor Commercial Real Estate Lending, L.P., as note A-5 holder, Cantor Commercial Real Estate Lending, L.P., as note A-6 holder, and Cantor Commercial Real Estate Lending, L.P., as note A-7 holder, relating to the Shelbourne Global Portfolio I Whole Loan. (Filed as Exhibit 99.15 to the Form 8-K and incorporated by reference herein.)

99.16	Agreement Between Note Holders, dated as of July 12, 2018, by and between Morgan Stanley Bank, N.A., as initial note A-1 holder, Morgan Stanley Bank, N.A., as initial note A-2 holder, and Morgan Stanley Bank, N.A., as initial note A-3 holder, relating to the Shoppes at Chino Hills Whole Loan. (Filed as Exhibit 99.16 to the Form 8-K and incorporated by reference herein.)

99.17	Primary Servicing Agreement, dated as of October 1, 2018, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and KeyBank National Association, as primary servicer. (Filed as Exhibit 99.17 to the Form 8-K and incorporated by reference herein.)

99.18	Primary Servicing Agreement, dated as of October 1, 2018, by and between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Berkeley Point Capital LLC d/b/a Newmark Knight Frank, as primary servicer. (Filed as Exhibit 99.18 to the Form 8-K and incorporated by reference herein.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Morgan Stanley Capital I Inc.

By:	/s/ Jane Lam
Name: Jane Lam
Title: Vice President

Dated: February 8, 2019